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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 10, 1999 relating to the financial statements and financial statement schedule of QUALCOMM Incorporated, which appears in QUALCOMM Incorporated's Annual Report on Form 10-K for the year ended September 30, 1999.



PRICEWATERHOUSECOOPERS LLP

San Diego, California
January 24, 2000